General: Controlling Shareholders and Reorganization (Policies)	12 Months Ended
Dec. 31, 2011
Controlling Shareholders and Reorganization:
Controlling Shareholders and Reorganization

(b)         Controlling Shareholders and Reorganization

From 1995 until December 2006, the Controlling Shareholders acted in concert pursuant to a written Ownership, Control and Voting Agreement, which requires them to vote all shares of Mechel’s subsidiaries owned by them in the same manner. The establishment of the Group in March 2003 involved the contribution of certain of the above subsidiaries, acquired before March 19, 2003, by the Controlling Shareholders to Mechel in exchange for all the outstanding capital stock of Mechel, forming a new holding company via an exchange of shares.

As a result of this restructuring, the Controlling Shareholders maintained their original equal ownership in the subsidiaries through Mechel and Mechel became a direct holder of the stock of the subsidiaries.

Shareholders in each of Mechel’s subsidiaries before the restructuring who were not Controlling Shareholders did not contribute any shares in these subsidiaries to Mechel in exchange for its shares and were considered as outside the control group, and these shareholders retained a non-controlling interest in the subsidiaries. Thus, to the extent non-controlling interests existed in the entities under common control prior to March 19, 2003, such non-controlling interests did not change as a result of the formation of Mechel and the reorganization of the Group.

During 2006, one of the Controlling Shareholders sold all his Mechel’s stock to the other Controlling Shareholder, and the Ownership, Control and Voting Agreement was terminated on December 21, 2006.